 Exhibit 10.1

Executive Incentive Plan Description and Summary Forms of Notice
Executive Incentive Plan (EIP)
Effective September 24, 2005

[ INSERT NAME ]

Total Bonus Opportunity	VP/SVP (Non-Variable)

Base Salary:	USD
EIP Bonus	USD __% - __% of Base Salary

On Target Earnings (OTE):	USD

Plan Components

I.	Corporate Goals Measurement
__% - __% of Base Salary
> __% - __% based on annual corporate results
> __% based on quarterly corporate results
Corporate Results measured 30/70 on Revenue / Operating Profit
No payment on revenue component if operating profit not met
If both targets are met or exceeded bonus is paid at 100% of target

II.	Individual Goals Measurement
__% of Base Salary
Individual goals are approved by the senior executive management team at the outset of the measurement period.
Degree of achievement against individual goals will be assessed and approved by the senior executive management team prior to payment.

Executive Incentive Plan (EIP)
Effective September 24, 2005

[ INSERT NAME ]

Total Bonus Opportunity	VP/SVP (Variable)

Base Salary:	USD
EIP Bonus	USD __% of Base Salary

On Target Earnings (OTE):	USD

Plan Components

Corporate Goals Measurement
__% of Base Salary
> Total bonus based on annual corporate results
Corporate Results measured 30/70 on Revenue / Operating Profit
No payment on revenue component if operating profit not met
If both targets are met or exceeded, bonus is paid at 100% of target

Executive Incentive Plan (EIP)
Effective September 24, 2005

[ INSERT NAME ]

Total Bonus Opportunity	CEO/COO (Non-Variable)

Base Salary:	USD
EIP Bonus	USD __% of Base Salary

On Target Earnings (OTE):	USD

Plan Components

Corporate Goals Measurement
__% of Base Salary
> __% bonus based on annual corporate results
> __% bonus based on quarterly corporate results
Corporate Results measured 30/70 on Revenue / Operating Profit
No payment on revenue component if operating profit not met
If both targets are met or exceeded, bonus is paid at 100% of target